                                                                SUB-ITEM 77Q1(E)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses;; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENTS FUND, INC.
          INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL BOND TRUST
          INVESCO INSURED MUNICIPAL INCOME TRUST
          INVESCO INSURED MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO PRIME INCOME TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By: /s/ John M. Zerr
              -----------------------------
          Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By: /s/ John  M.  Zerr
             ------------------------------
          Title: Senior Vice President
                                                      as of January 1, 2012

                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                 CONTRACTUAL/    EXPENSE            EFFECTIVE DATE OF             EXPIRATION
FUND                                              VOLUNTARY    LIMITATION             CURRENT LIMIT                  DATE
-----------------------------------------         ------------ -----------    -------------------------------   -----------------
Invesco California Tax-Free
Income Fund
     Class A Shares                              Contractual         0.85%    February 12, 2010                 June 30, 2012
     Class B Shares                              Contractual         1.35%    February 12, 2010                 June 30, 2012
     Class C Shares                              Contractual         1.35%    February 12, 2010                 June 30, 2012
     Class Y Shares                              Contractual         0.60%    February 12, 2010                 June 30, 2012


Invesco Core Plus Bond Fund
     Class A Shares                              Contractual         0.75%    June 6, 2011                      June 30, 2013
     Class B Shares                              Contractual         1.50%    June 6, 2011                      June 30, 2013
     Class C Shares                              Contractual         1.50%    June 6, 2011                      June 30, 2013
     Class R Shares                              Contractual         1.00%    June 6, 2011                      June 30, 2013
     Class Y Shares                              Contractual         0.50%    June 6, 2011                      June 30, 2013
     Institutional Class Shares                  Contractual         0.50%    June 6, 2011                      June 30, 2013


Invesco Equally-Weighted S&P
500 Fund
     Class A Shares                              Contractual         0.75%    February 12, 2010                 June 30, 2012
     Class B Shares                              Contractual         1.50%    February 12, 2010                 June 30, 2012
     Class C Shares                              Contractual         1.50%    February 12, 2010                 June 30, 2012
     Class R Shares                              Contractual         1.00%    February 12, 2010                 June 30, 2012
     Class Y Shares                              Contractual         0.50%    February 12, 2010                 June 30, 2012

Invesco Floating Rate Fund
     Class A Shares                              Contractual         1.50%    April 14, 2006                    December 31, 2012
     Class C Shares                              Contractual         2.00%    April 14, 2006                    December 31, 2012
     Class R Shares                              Contractual         1.75%    April 14, 2006                    December 31, 2012
     Class Y Shares                              Contractual         1.25%    October 3, 2008                   December 31, 2012
     Institutional Class Shares                  Contractual         1.25%    April 14, 2006                    December 31, 2012

Invesco S&P 500 Index Fund
     Class A Shares                              Contractual         0.65%    February 12, 2010                 June 30, 2012
     Class B Shares                              Contractual         1.40%    February 12, 2010                 June 30, 2012
     Class C Shares                              Contractual         1.40%    February 12, 2010                 June 30, 2012
     Class Y Shares                              Contractual         0.40%    February 12, 2010                 June 30, 2012

Invesco Global Real Estate
Income Fund
     Class A Shares                              Contractual         2.00%    July 1, 2009                      December 31, 2012
     Class B Shares                              Contractual         2.75%    July 1, 2009                      December 31, 2012
     Class C Shares                              Contractual         2.75%    July 1, 2009                      December 31, 2012
     Class Y Shares                              Contractual         1.75%    July 1, 2009                      December 31, 2012
     Institutional Class Shares                  Contractual         1.75%    July 1, 2009                      December 31, 2012

Invesco Structured Core Fund
     Class A Shares                              Contractual         1.00%    July 1, 2009                      June 30, 2012
     Class B Shares                              Contractual         1.75%    July 1, 2009                      June 30, 2012
     Class C Shares                              Contractual         1.75%    July 1, 2009                      June 30, 2012
     Class R Shares                              Contractual         1.25%    July 1, 2009                      June 30, 2012
     Class Y Shares                              Contractual         0.75%    July 1, 2009                      June 30, 2012
     Investor Class Shares                       Contractual         1.00%    July 1, 2009                      June 30, 2012
     Institutional Class Shares                  Contractual         0.75%    July 1, 2009                      June 30, 2012

Invesco Van Kampen American
Franchise Fund
     Class A Shares                              Contractual         1.05%    May 23, 2011                      June 30, 2013
     Class B Shares                              Contractual         1.22%(8) May 23, 2011                      June 30, 2013
     Class C Shares                              Contractual         1.80%    May 23, 2011                      June 30, 2013
     Class R Shares                              Contractual         1.30%    May 23, 2011                      June 30, 2013
     Class Y Shares                              Contractual         0.80%    May 23, 2011                      June 30, 2013
     Institutional Class Shares                  Contractual         0.80%    May 23, 2011                      June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                     as of January 1, 2012

                                                 CONTRACTUAL/     EXPENSE          EFFECTIVE DATE OF              EXPIRATION
FUND                                              VOLUNTARY     LIMITATION          CURRENT LIMIT                     DATE
-----------------------------------------         ------------   -----------   -------------------------------   -----------------
Invesco Van Kampen Equity and
Income Fund
     Class A Shares
     Class B Shares                              Contractual          0.82%    February 12, 2010                 June 30, 2012
     Class C Shares                              Contractual          0.95%(8) February 12, 2010                 June 30, 2012
     Class R Shares                              Contractual          1.57%    February 12, 2010                 June 30, 2012
     Class Y Shares                              Contractual          1.07%    February 12, 2010                 June 30, 2012
     Institutional Class Shares                  Contractual          0.57%    February 12, 2010                 June 30, 2012
                                                 Contractual          0.57%    February 12, 2010                 June 30, 2012

Invesco Van Kampen Growth and
Income Fund
     Class A Shares                              Contractual          0.88%    February 12, 2010                 June 30, 2012
     Class B Shares                              Contractual          1.63%    February 12, 2010                 June 30, 2012
     Class C Shares                              Contractual          1.63%    February 12, 2010                 June 30, 2012
     Class R Shares                              Contractual          1.13%    February 12, 2010                 June 30, 2012
     Class Y Shares                              Contractual          0.63%    February 12, 2010                 June 30, 2012
     Institutional Class Shares                  Contractual          0.63%    February 12, 2010                 June 30, 2012
Invesco Van Kampen
Pennsylvania Tax Free Income Fund
     Class A Shares                              Contractual          1.13%    February 12, 2010                 June 30, 2012
     Class B Shares                              Contractual          1.88%    February 12, 2010                 June 30, 2012
     Class C Shares                              Contractual          1.88%    February 12, 2010                 June 30, 2012
     Class Y Shares                              Contractual          0.88%    February 12, 2010                 June 30, 2012

Invesco Van Kampen Small Cap
Growth Fund
     Class A Shares                              Contractual          1.38%    February 12, 2010                 June 30, 2012
     Class B Shares                              Contractual          2.13%    February 12, 2010                 June 30, 2012
     Class C Shares                              Contractual          2.13%    February 12, 2010                 June 30, 2012
     Class Y Shares                              Contractual          1.13%    February 12, 2010                 June 30, 2012


                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                 CONTRACTUAL/     EXPENSE          EFFECTIVE DATE OF                EXPIRATION
FUND                                              VOLUNTARY     LIMITATION         CURRENT LIMIT                       DATE
---------------------------------------          ------------   -----------    -------------------------------   -----------------
Invesco Capital Development Fund
      Class A Shares                             Contractual          2.00%    July 1, 2009                      February 28, 2013
      Class B Shares                             Contractual          2.75%    July 1, 2009                      February 28, 2013
      Class C Shares                             Contractual          2.75%    July 1, 2009                      February 28, 2013
      Class R Shares                             Contractual          2.25%    July 1, 2009                      February 28, 2013
      Class Y Shares                             Contractual          1.75%    July 1, 2009                      February 28, 2013
      Investor Class Shares                      Contractual          2.00%    July 1, 2009                      February 28, 2013
Institutional Class Shares                       Contractual          1.75%    July 1, 2009                      February 28, 2013
Invesco Charter Fund
      Class A Shares                             Contractual          2.00%    July 1, 2009                      February 28, 2013
      Class B Shares                             Contractual          2.75%    July 1, 2009                      February 28, 2013
      Class C Shares                             Contractual          2.75%    July 1, 2009                      February 28, 2013
      Class R Shares                             Contractual          2.25%    July 1, 2009                      February 28, 2013
      Class S Shares                             Contractual          1.90%    September 25, 2009                February 28, 2013
      Class Y Shares                             Contractual          1.75%    July 1, 2009                      February 28, 2013
      Institutional Class Shares                 Contractual          1.75%    July 1, 2009                      February 28, 2013
Invesco Constellation Fund
      Class A Shares
      Class B Shares                             Contractual          2.00%    July 1, 2009                      February 28, 2013
      Class C Shares                             Contractual          2.75%    July 1, 2009                      February 28, 2013
      Class R Shares                             Contractual          2.75%    July 1, 2009                      February 28, 2013
      Class Y Shares                             Contractual          2.25%    July 1, 2009                      February 28, 2013
      Institutional Class Shares                 Contractual          1.75%    July 1, 2009                      February 28, 2013
                                                 Contractual          1.75%    July 1, 2009                      February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of January 1, 2012

                                                CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF               EXPIRATION
FUND                                            VOLUNTARY     LIMITATION         CURRENT LIMIT                    DATE
---------------------------------------        ------------   -----------   -------------------------------   -----------------
Invesco Disciplined Equity Fund
Class Y Shares
                                               Contractual          1.75%   July 14, 2009                     February 28, 2013

Invesco Diversified Dividend Fund
      Class A Shares                           Contractual          0.95%   July 18, 2011                     June 30, 2013
      Class B Shares                           Contractual          1.70%   July 18, 2011                     June 30, 2013
      Class C Shares                           Contractual          1.70%   July 18, 2011                     June 30, 2013
      Class R Shares                           Contractual          1.20%   July 18, 2011                     June 30, 2013
      Class Y Shares                           Contractual          0.70%   July 18, 2011                     June 30, 2013
      Investor Class Shares                    Contractual          0.95%   July 18, 2011                     June 30, 2013
      Institutional Class Shares               Contractual          0.70%   July 18, 2011                     June 30, 2013
Invesco Summit Fund
      Class A Shares
      Class B Shares                           Contractual          2.00%   July 1, 2009                      February 28, 2013
      Class C Shares                           Contractual          2.75%   July 1, 2009                      February 28, 2013
      Class P Shares                           Contractual          2.75%   July 1, 2009                      February 28, 2013
      Class S Shares                           Contractual          1.85%   July 1, 2009                      February 28, 2013
      Class Y Shares                           Contractual          1.90%   September 25, 2009                February 28, 2013
      Institutional Class Shares               Contractual          1.75%   July 1, 2009                      February 28, 2013
                                               Contractual          1.75%   July 1, 2009                      February 28, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                       CONTRACTUAL/     EXPENSE         EFFECTIVE DATE OF               EXPIRATION
FUND                                    VOLUNTARY     LIMITATION          CURRENT LIMIT                    DATE
------------------------------------   ------------   -----------    -------------------------------   --------------
Invesco European
Small Company Fund
      Class A Shares                   Contractual          2.25%    July 1, 2009                      April 30, 2013
      Class B Shares                   Contractual          3.00%    July 1, 2009                      April 30, 2013
      Class C Shares                   Contractual          3.00%    July 1, 2009                      April 30, 2013
      Class Y Shares                   Contractual          2.00%    July 1, 2009                      April 30, 2013
Invesco Global Core Equity Fund
      Class A Shares                   Contractual          1.25%    May 23, 2011                      June 30, 2013
      Class B Shares                   Contractual          1.52%(8) May 23, 2011                      June 30, 2013
      Class C Shares                   Contractual          2.00%    May 23, 2011                      June 30, 2013
      Class R Shares                   Contractual          1.50%    May 23, 2011                      June 30, 2013
      Class Y Shares                   Contractual          1.00%    May 23, 2011                      June 30, 2013
      Institutional Class Shares       Contractual          1.00%    May 23, 2011                      June 30, 2013
Invesco International Small Company
 Fund
      Class A Shares                   Contractual          2.25%    July 1, 2009                      April 30, 2013
      Class B Shares                   Contractual          3.00%    July 1, 2009                      April 30, 2013
      Class C Shares                   Contractual          3.00%    July 1, 2009                      April 30, 2013
      Class Y Shares                   Contractual          2.00%    July 1, 2009                      April 30, 2013
      Institutional Class Shares       Contractual          2.00%    July 1, 2009                      April 30, 2013


Invesco Small Cap Equity Fund
      Class A Shares                   Contractual          2.00%    July 1, 2009                      April 30, 2013
      Class B Shares                   Contractual          2.75%    July 1, 2009                      April 30, 2013
      Class C Shares                   Contractual          2.75%    July 1, 2009                      April 30, 2013
      Class R Shares                   Contractual          2.25%    July 1, 2009                      April 30, 2013
      Class Y Shares                   Contractual          1.75%    July 1, 2009                      April 30, 2013
      Institutional Class Shares       Contractual          1.75%    July 1, 2009                      April 30, 2013


See page 14 for footnotes to Exhibit A.

                                                 as of January 1, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                               CONTRACTUAL/     EXPENSE           EFFECTIVE DATE OF            EXPIRATION
FUND                                            VOLUNTARY     LIMITATION            CURRENT LIMIT                 DATE
--------------------------------------------   ------------   -----------   -------------------------------   --------------
Invesco Balanced-Risk Retirement
2020 Fund(2)
      Class A Shares                           Contractual          0.25%   November 4, 2009                  April 30, 2013
      Class A5 Shares                          Contractual          0.25%   February 12, 2010                 April 30, 2013
      Class B Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C5 Shares                          Contractual          1.00%   February 12, 2010                 April 30, 2013
      Class R Shares                           Contractual          0.50%   November 4, 2009                  April 30, 2013
      Class R5 Shares                          Contractual          0.50%   February 12, 2010                 April 30, 2013
      Class Y Shares                           Contractual          0.00%   November 4, 2009                  April 30, 2013
      Institutional Class Shares               Contractual          0.00%   November 4, 2009                  April 30, 2013


Invesco Balanced-Risk Retirement
2030 Fund(3)
      Class A Shares                           Contractual          0.25%   November 4, 2009                  April 30, 2013
      Class A5 Shares                          Contractual          0.25%   February 12, 2010                 April 30, 2013
      Class B Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C5 Shares                          Contractual          1.00%   February 12, 2010                 April 30, 2013
      Class R Shares                           Contractual          0.50%   November 4, 2009                  April 30, 2013
      Class R5 Shares                          Contractual          0.50%   February 12, 2010                 April 30, 2013
      Class Y Shares                           Contractual          0.00%   November 4, 2009                  April 30, 2013
      Institutional Class Shares               Contractual          0.00%   November 4, 2009                  April 30, 2013


Invesco Balanced-Risk Retirement
2040 Fund(4)
      Class A Shares                           Contractual          0.25%   November 4, 2009                  April 30, 2013
      Class A5 Shares                          Contractual          0.25%   February 12, 2010                 April 30, 2013
      Class B Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C5 Shares                          Contractual          1.00%   February 12, 2010                 April 30, 2013
      Class R Shares                           Contractual          0.50%   November 4, 2009                  April 30, 2013
      Class R5 Shares                          Contractual          0.50%   February 12, 2010                 April 30, 2013
      Class Y Shares                           Contractual          0.00%   November 4, 2009                  April 30, 2013
      Institutional Class Shares               Contractual          0.00%   November 4, 2009                  April 30, 2013


Invesco Balanced-Risk Retirement
2050 Fund(5)
      Class A Shares                           Contractual          0.25%   November 4, 2009                  April 30, 2013
      Class A5 Shares                          Contractual          0.25%   February 12, 2010                 April 30, 2013
      Class B Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C5 Shares                          Contractual          1.00%   February 12, 2010                 April 30, 2013
      Class R Shares                           Contractual          0.50%   November 4, 2009                  April 30, 2013
      Class R5 Shares                          Contractual          0.50%   February 12, 2010                 April 30, 2013
      Class Y Shares                           Contractual          0.00%   November 4, 2009                  April 30, 2013
      Institutional Class Shares               Contractual          0.00%   November 4, 2009                  April 30, 2013


Invesco Balanced-Risk Retirement
Now Fund(6)
      Class A Shares                           Contractual          0.25%   November 4, 2009                  April 30, 2013
      Class A5 Shares                          Contractual          0.25%   February 12, 2010                 April 30, 2013
      Class B Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C Shares                           Contractual          1.00%   November 4, 2009                  April 30, 2013
      Class C5 Shares                          Contractual          1.00%   February 12, 2010                 April 30, 2013
      Class R Shares                           Contractual          0.50%   November 4, 2009                  April 30, 2013
      Class R5 Shares                          Contractual          0.50%   February 12, 2010                 April 30, 2013
      Class Y Shares                           Contractual          0.00%   November 4, 2009                  April 30, 2013
      Institutional Class Shares               Contractual          0.00%   November 4, 2009                  April 30, 2013


See page 14 for footnotes to Exhibit A.

                                                        as of January 1, 2012

                                               CONTRACTUAL/     EXPENSE           EFFECTIVE DATE OF             EXPIRATION
FUND                                            VOLUNTARY     LIMITATION            CURRENT LIMIT                  DATE
--------------------------------------------   ------------   -----------   -------------------------------   --------------

Invesco Convertible Securities
Fund
      Class A Shares                           Contractual          1.11%   May 23, 2011                      June 30, 2012
      Class B Shares                           Contractual          1.86%   May 23, 2011                      June 30, 2012
      Class C Shares                           Contractual          1.86%   May 23, 2011                      June 30, 2012
      Class Y Shares                           Contractual          0.86%   May 23, 2011                      June 30, 2012
      Institutional Class Shares               Contractual          0.86%   May 23, 2011                      June 30, 2012
Invesco Global Equity Fund
      Class A Shares                           Contractual          2.25%   July 1, 2009                      April 30, 2013
      Class B Shares                           Contractual          3.00%   July 1, 2009                      April 30, 2013
      Class C Shares                           Contractual          3.00%   July 1, 2009                      April 30, 2013
      Class R Shares                           Contractual          2.50%   July 1, 2009                      April 30, 2013
      Class Y Shares                           Contractual          2.00%   July 1, 2009                      April 30, 2013
      Institutional Class Shares               Contractual          2.00%   July 1, 2009                      April 30, 2013
Invesco Growth Allocation Fund
      Class A Shares                           Contractual          0.37%   June 6, 2011                      June 30, 2012
      Class B Shares                           Contractual          1.12%   June 6, 2011                      June 30, 2012
      Class C Shares                           Contractual          1.12%   June 6, 2011                      June 30, 2012
      Class R Shares                           Contractual          0.62%   June 6, 2011                      June 30, 2012
      Class S Shares                           Contractual          0.27%   June 6, 2011                      June 30, 2012
      Class Y Shares                           Contractual          0.12%   June 6, 2011                      June 30, 2012
      Institutional Class Shares               Contractual          0.12%   June 6, 2011                      June 30, 2012
Invesco Income Allocation Fund
      Class A Shares                           Contractual          0.25%   May 1, 2012                       April 30, 2013
      Class B Shares                           Contractual          1.00%   May 1, 2012                       April 30, 2013
      Class C Shares                           Contractual          1.00%   May 1, 2012                       April 30, 2013
      Class R Shares                           Contractual          0.50%   May 1, 2012                       April 30, 2013
      Class Y Shares                           Contractual          0.00%   May 1, 2012                       April 30, 2013
      Institutional Class Shares               Contractual          0.00%   May 1, 2012                       April 30, 2013
Invesco International Allocation
Fund
      Class A Shares                           Contractual          0.43%   July 1, 2009                      April 30, 2012
      Class B Shares                           Contractual          1.18%   July 1, 2009                      April 30, 2012
      Class C Shares                           Contractual          1.18%   July 1, 2009                      April 30, 2012
      Class R Shares                           Contractual          0.68%   July 1, 2009                      April 30, 2012
      Class Y Shares                           Contractual          0.18%   July 1, 2009                      April 30, 2012
      Institutional Class Shares               Contractual          0.18%   July 1, 2009                      April 30, 2012
Invesco Mid Cap Core Equity Fund
      Class A Shares                           Contractual          2.00%   July 1, 2009                      April 30, 2013
      Class B Shares                           Contractual          2.75%   July 1, 2009                      April 30, 2013
      Class C Shares                           Contractual          2.75%   July 1, 2009                      April 30, 2013
      Class R Shares                           Contractual          2.25%   July 1, 2009                      April 30, 2013
      Class Y Shares                           Contractual          1.75%   July 1, 2009                      April 30, 2013
      Institutional Class Shares               Contractual          1.75%   July 1, 2009                      April 30, 2013
Invesco Moderate Allocation Fund
      Class A Shares                           Contractual          0.37%   July 1, 2009                      June 30, 2012
      Class B Shares                           Contractual          1.12%   July 1, 2009                      June 30, 2012
      Class C Shares                           Contractual          1.12%   July 1, 2009                      June 30, 2012
      Class R Shares                           Contractual          0.62%   July 1, 2009                      June 30, 2012
      Class S Shares                           Contractual          0.27%   September 25, 2009                June 30, 2012
      Class Y Shares                           Contractual          0.12%   July 1, 2009                      June 30, 2012
      Institutional Class Shares               Contractual          0.12%   July 1, 2009                      June 30, 2012
Invesco Conservative Allocation
Fund
      Class A Shares                           Contractual          0.39%   July 1, 2009                      June 30, 2012
      Class B Shares                           Contractual          1.14%   July 1, 2009                      June 30, 2012
      Class C Shares                           Contractual          1.14%   July 1, 2009                      June 30, 2012
      Class R Shares                           Contractual          0.64%   July 1, 2009                      June 30, 2012
      Class S Shares                           Contractual          0.29%   June 6, 2011                      June 30, 2012
      Class Y Shares                           Contractual          0.14%   July 1, 2009                      June 30, 2012
      Institutional Class Shares               Contractual          0.14%   July 1, 2009                      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                       as of January 1, 2012

                                               CONTRACTUAL/     EXPENSE          EFFECTIVE DATE OF               EXPIRATION
FUND                                            VOLUNTARY     LIMITATION           CURRENT LIMIT                   DATE
--------------------------------------------   ------------   -----------   -------------------------------   --------------
Invesco Small Cap Growth Fund
      Class A Shares                                                                                          April 30, 2013
      Class B Shares                           Contractual          2.00%   July 1, 2009                      April 30, 2013
      Class C Shares                           Contractual          2.75%   July 1, 2009                      April 30, 2013
      Class R Shares                           Contractual          2.75%   July 1, 2009                      April 30, 2013
      Class Y Shares                           Contractual          2.25%   July 1, 2009                      April 30, 2013
      Investor Class Shares                    Contractual          1.75%   July 1, 2009                      April 30, 2013
      Institutional Class Shares               Contractual          2.00%   July 1, 2009                      April 30, 2013
                                               Contractual          1.75%   July 1, 2009

Invesco Van Kampen Leaders
Fund
      Class A Shares                           Contractual          0.50%   February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          1.25%   February 12, 2010                 June 30, 2012
      Class C Shares                           Contractual          1.25%   February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          0.25%   February 12, 2010                 June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund
      Class A Shares                           Contractual          0.96%   February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          1.71%   February 12, 2010                 June 30, 2012
      Class C Shares                           Contractual          1.71%   February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          0.71%   February 12, 2010                 June 30, 2012
      Institutional Class Shares               Contractual          0.71%   February 12, 2010                 June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                               CONTRACTUAL/     EXPENSE           EFFECTIVE DATE OF            EXPIRATION
FUND                                              VOLUNTARY     LIMITATION          CURRENT LIMIT                 DATE
-------------------------------------------   ------------   -----------   -------------------------------   -----------------
Invesco Asia Pacific Growth Fund
      Class A Shares                           Contractual          2.25%   July 1, 2009                      February 28, 2013
      Class B Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class C Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class Y Shares                           Contractual          2.00%   July 1, 2009                      February 28, 2013
Invesco European Growth Fund
      Class A Shares                           Contractual          2.25%   July 1, 2009                      February 28, 2013
      Class B Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class C Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class R Shares                           Contractual          2.50%   July 1, 2009                      February 28, 2013
      Class Y Shares                           Contractual          2.00%   July 1, 2009                      February 28, 2013
      Investor Class Shares                    Contractual          2.25%   July 1, 2009                      February 28, 2013
Invesco Global Growth Fund
      Class A Shares                           Contractual          1.32%   December 19, 2011                 December 31, 2012
      Class B Shares                           Contractual          2.07%   December 19, 2011                 December 31, 2012
      Class C Shares                           Contractual          2.07%   December 19, 2011                 December 31, 2012
      Class Y Shares                           Contractual          1.07%   December 19, 2011                 December 31, 2012
     Institutional Class Shares                Contractual          1.07%   December 19, 2011                 December 31, 2012
Invesco Global Small & Mid Cap
Growth Fund
      Class A Shares                           Contractual          2.25%   July 1, 2009                      February 28, 2013
      Class B Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class C Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class Y Shares                           Contractual          2.00%   July 1, 2009                      February 28, 2013
      Institutional Class Shares               Contractual          2.00%   July 1, 2009                      February 28, 2013
Invesco International Core Equity
Fund
      Class A Shares                           Contractual          2.25%   July 1, 2009                      February 28, 2013
      Class B Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class C Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class R Shares                           Contractual          2.50%   July 1, 2009                      February 28, 2013
      Class Y Shares                           Contractual          2.00%   July 1, 2009                      February 28, 2013
      Investor Class Shares                    Contractual          2.25%   July 1, 2009                      February 28, 2013
      Institutional Class Shares               Contractual          2.00%   July 1, 2009                      February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                       as of January 1, 2012

                                               CONTRACTUAL/    EXPENSE         EFFECTIVE DATE OF               EXPIRATION
FUND                                            VOLUNTARY     LIMITATION         CURRENT LIMIT                    DATE
-------------------------------------------   ------------   -----------   -------------------------------   -----------------
Invesco International Growth Fund
      Class A Shares                           Contractual          1.40%   May 23, 2011                      June 30, 2013
      Class B Shares                           Contractual          2.15%   May 23, 2011                      June 30, 2013
      Class C Shares                           Contractual          2.15%   May 23, 2011                      June 30, 2013
      Class R Shares                           Contractual          1.65%   May 23, 2011                      June 30, 2013
      Class Y Shares                           Contractual          1.15%   May 23, 2011                      June 30, 2013
      Institutional Class Shares               Contractual          1.15%   May 23, 2011                      June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                               CONTRACTUAL/     EXPENSE         EFFECTIVE DATE OF               EXPIRATION
FUND                                            VOLUNTARY     LIMITATION          CURRENT LIMIT                    DATE
--------------------------------------------   ------------   -----------   -------------------------------   -----------------
Invesco Balanced-Risk Allocation
Fund(7)
      Class A Shares                           Contractual          1.04%   November 4, 2009                  February 28, 2012
      Class B Shares                           Contractual          1.79%   November 4, 2009                  February 28, 2012
      Class C Shares                           Contractual          1.79%   November 4, 2009                  February 28, 2012
      Class R Shares                           Contractual          1.29%   November 4, 2009                  February 28, 2012
      Class Y Shares                           Contractual          0.79%   November 4, 2009                  February 28, 2012
      Institutional Class Shares               Contractual          0.79%   November 4, 2009                  February 28, 2012
Invesco Balanced-Risk
Commodity Strategy Fund(10)
      Class A Shares                           Contractual          1.22%   November 29, 2010                 February 28, 2013
      Class B Shares                           Contractual          1.97%   November 29, 2010                 February 28, 2013
      Class C Shares                           Contractual          1.97%   November 29, 2010                 February 28, 2013
      Class R Shares                           Contractual          1.47%   November 29, 2010                 February 28, 2013
      Class Y Shares                           Contractual          0.97%   November 29, 2010                 February 28, 2013
      Institutional Class Shares               Contractual          0.97%   November 29, 2010                 February 28, 2013
Invesco China Fund
      Class A Shares                           Contractual          2.25%   July 1, 2009                      February 28, 2013
      Class B Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class C Shares                           Contractual          3.00%   July 1, 2009                      February 28, 2013
      Class Y Shares                           Contractual          2.00%   July 1, 2009                      February 28, 2013
      Institutional Class Shares               Contractual          2.00%   July 1, 2009                      February 28, 2013
Invesco Commodities
Strategy Fund(11)
      Class A Shares                           Contractual          1.25%   February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          2.00%   February 12, 2010                 June 30, 2012
      Class C Shares                           Contractual          2.00%   February 12, 2010                 June 30, 2012
      Class R Shares                           Contractual          1.50%   February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          1.00%   February 12, 2010                 June 30, 2012
      Institutional Class Shares               Contractual          1.00%   February 12, 2010                 June 30, 2012
Invesco Developing Markets Fund
      Class A Shares                           Contractual          2.10%   May 23, 2011                      June 30, 2012
      Class B Shares                           Contractual          2.85%   May 23, 2011                      June 30, 2012
      Class C Shares                           Contractual          2.85%   May 23, 2011                      June 30, 2012
      Class Y Shares                           Contractual          1.85%   May 23, 2011                      June 30, 2012
      Institutional Class Shares               Contractual          1.85%   May 23, 2011                      June 30, 2012
Invesco Emerging Markets
Equity Fund
      Class A Shares                           Contractual          1.85%   May 11, 2011                      February 28, 2013
      Class C Shares                           Contractual          2.60%   May 11, 2011                      February 28, 2013
      Class R Shares                           Contractual          2.10%   May 11, 2011                      February 28, 2013
      Class Y Shares                           Contractual          1.60%   May 11, 2011                      February 28, 2013
      Institutional Class Shares               Contractual          1.60%   May 11, 2011                      February 28, 2013
Invesco Emerging Market
Local Currency Debt Fund
      Class A Shares                           Contractual          1.24%   June 14, 2010                     February 28, 2013
      Class B Shares                           Contractual          1.99%   June 14, 2010                     February 28, 2013
      Class C Shares                           Contractual          1.99%   June 14, 2010                     February 28, 2013
      Class R Shares                           Contractual          1.49%   June 14, 2010                     February 28, 2013
      Class Y Shares                           Contractual          0.99%   June 14, 2010                     February 28, 2013
      Institutional Class Shares               Contractual          0.99%   June 14, 2010                     February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                     as of January 1, 2012

                                               CONTRACTUAL/     EXPENSE           EFFECTIVE DATE OF               EXPIRATION
FUND                                            VOLUNTARY     LIMITATION            CURRENT LIMIT                    DATE
--------------------------------------------   ------------   -----------   -------------------------------   -----------------
Invesco Endeavor Fund
      Class A Shares                           Contractual          2.00%   July 1, 2009                      February 28, 2013
      Class B Shares                           Contractual          2.75%   July 1, 2009                      February 28, 2013
      Class C Shares                           Contractual          2.75%   July 1, 2009                      February 28, 2013
      Class R Shares                           Contractual          2.25%   July 1, 2009                      February 28, 2013
      Class Y Shares                           Contractual          1.75%   July 1, 2009                      February 28, 2013
      Institutional Class Shares               Contractual          1.75%   July 1, 2009                      February 28, 2013
Invesco Global Health Care Fund
      Class A Shares                           Contractual          1.65%   May 23, 2011                      June 30, 2012
      Class B Shares                           Contractual          2.40%   May 23, 2011                      June 30, 2012
      Class C Shares                           Contractual          2.40%   May 23, 2011                      June 30, 2012
      Class Y Shares                           Contractual          1.40%   May 23, 2011                      June 30, 2012
      Investor Class Shares                    Contractual          1.65%   May 23, 2011                      June 30, 2012
Invesco International Total Return
Fund
      Class A Shares
      Class B Shares                           Contractual          1.10%   March 31, 2006                    February 28, 2013
      Class C Shares                           Contractual          1.85%   March 31, 2006                    February 28, 2013
      Class Y Shares                           Contractual          1.85%   March 31, 2006                    February 28, 2013
      Institutional Class Shares               Contractual          0.85%   October 3, 2008                   February 28, 2013
                                               Contractual          0.85%   March 31, 2006                    February 28, 2013

Invesco Pacific Growth Fund
      Class A Shares
      Class B Shares                           Contractual          1.88%   February 12, 2010                 June 30, 2012
      Class C Shares                           Contractual          2.63%   February 12, 2010                 June 30, 2012
      Class R Shares                           Contractual          2.63%   February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          2.13%   February 12, 2010                 June 30, 2012
      Institutional Class Shares               Contractual          1.63%   February 12, 2010                 June 30, 2012
                                               Contractual          1.63%   May 23, 2011                      June 30, 2012

Invesco Premium Income Fund
      Class A Shares                           Contractual          0.89%   December 13, 2011                 February 28, 2013
      Class C Shares                           Contractual          1.64%   December 13, 2011                 February 28, 2013
      Class R Shares                           Contractual          1.14%   December 13, 2011                 February 28, 2013
      Class Y Shares                           Contractual          0.64%   December 13, 2011                 February 28, 2013
      Institutional Class Shares               Contractual          0.64%   December 13, 2011                 February 28, 2013
Invesco Small Companies Fund
      Class A Shares                           Contractual          2.00%   July 1, 2009                      February 28, 2013
      Class B Shares                           Contractual          2.75%   July 1, 2009                      February 28, 2013
      Class C Shares                           Contractual          2.75%   July 1, 2009                      February 28, 2013
      Class R Shares                           Contractual          2.25%   July 1, 2009                      February 28, 2013
      Class Y Shares                           Contractual          1.75%   July 1, 2009                      February 28, 2013
      Institutional Class Shares               Contractual          1.75%   July 1, 2009                      February 28, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                              CONTRACTUAL/     EXPENSE         EFFECTIVE DATE OF                EXPIRATION
FUND                                           VOLUNTARY      LIMITATION         CURRENT LIMIT                     DATE
---------------------------------------       ------------    -----------   -------------------------------   -------------
Invesco Dynamics Fund
      Class A Shares                           Contractual          2.00%   July 1, 2009                      June 30, 2012
      Class B Shares                           Contractual          2.75%   July 1, 2009                      June 30, 2012
      Class C Shares                           Contractual          2.75%   July 1, 2009                      June 30, 2012
      Class R Shares                           Contractual          2.25%   July 1, 2009                      June 30, 2012
      Class Y Shares                           Contractual          1.75%   July 1, 2009                      June 30, 2012
      Investor Class Shares                    Contractual          2.00%   July 1, 2009                      June 30, 2012
      Institutional Class Shares               Contractual          1.75%   July 1, 2009                      June 30, 2012
Invesco Global Real Estate Fund
      Class A Shares                           Contractual          2.00%   July 1, 2009                      June 30, 2012
      Class B Shares                           Contractual          2.75%   July 1, 2009                      June 30, 2012
      Class C Shares                           Contractual          2.75%   July 1, 2009                      June 30, 2012
      Class R Shares                           Contractual          2.25%   July 1, 2009                      June 30, 2012
      Class Y Shares                           Contractual          1.75%   July 1, 2009                      June 30, 2012
      Institutional Class Shares               Contractual          1.75%   July 1, 2009                      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                 as of January 1, 2012

                                              CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF            EXPIRATION
FUND                                           VOLUNTARY      LIMITATION           CURRENT LIMIT                 DATE
---------------------------------------       ------------    -----------    -------------------------------   -------------
Invesco High Yield Fund
      Class A Shares
      Class B Shares                           Contractual          0.89%    June 6, 2011                      June 30, 2013
      Class C Shares                           Contractual          1.64%    June 6, 2011                      June 30, 2013
      Class Y Shares                           Contractual          1.64%    June 6, 2011                      June 30, 2013
      Investor Class Shares                    Contractual          0.64%    June 6, 2011                      June 30, 2013
      Institutional Class Shares               Contractual          0.89%    June 6, 2011                      June 30, 2013
                                               Contractual          0.64%    June 6, 2011                      June 30, 2013

Invesco High Yield Securities
Fund
      Class A Shares                           Contractual          2.13%    February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          2.63%    February 12, 2010                 June 30, 2012
      Class C Shares                           Contractual          2.73%    February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          1.88%    February 12, 2010                 June 30, 2012
Invesco Municipal Bond Fund
      Class A Shares                           Contractual          0.70%    July 1, 2011                      June 30, 2012
      Class B Shares                           Contractual          1.45%    July 1, 2011                      June 30, 2012
      Class C Shares                           Contractual          1.45%    July 1, 2011                      June 30, 2012
      Class Y Shares                           Contractual          0.45%    July 1, 2011                      June 30, 2012
      Investor Class Shares                    Contractual          0.70%    July 1, 2011                      June 30, 2012
Invesco Real Estate Fund
      Class A Shares                           Contractual          1.55%    May 23, 2011                      June 30, 2012
      Class B Shares                           Contractual          2.30%    May 23, 2011                      June 30, 2012
      Class C Shares                           Contractual          2.30%    May 23, 2011                      June 30, 2012
      Class R Shares                           Contractual          1.80%    May 23, 2011                      June 30, 2012
      Class Y Shares                           Contractual          1.30%    May 23, 2011                      June 30, 2012
      Investor Class Shares                    Contractual          1.55%    May 23, 2011                      June 30, 2012
      Institutional Class Shares               Contractual          1.30%    May 23, 2011                      June 30, 2012
Invesco Short Term Bond Fund
      Class A Shares                           Contractual          0.56%    June 6, 2011                      June 30, 2013
      Class C Shares                           Contractual          0.91%(8) March 4, 2009                     June 30, 2013
      Class R Shares                           Contractual          0.91%    March 4, 2009                     June 30, 2013
      Class Y Shares                           Contractual          0.41%    March 4, 2009                     June 30, 2013
      Institutional Class Shares               Contractual          0.41%    March 4, 2009                     June 30, 2013
Invesco U.S. Government Fund
      Class A Shares                           Contractual          1.03%    June 6, 2011                      June 30, 2012
      Class B Shares                           Contractual          1.78%    June 6, 2011                      June 30, 2012
      Class C Shares                           Contractual          1.78%    June 6, 2011                      June 30, 2012
      Class R Shares                           Contractual          1.28%    June 6, 2011                      June 30, 2012
      Class Y Shares                           Contractual          0.78%    June 6, 2011                      June 30, 2012
      Investor Class Shares                    Contractual          1.03%    June 6, 2011                      June 30, 2012
      Institutional Class Shares               Contractual          0.78%    June 6, 2011                      June 30, 2012
Invesco Van Kampen Corporate Bond Fund
      Class A Shares                           Contractual          0.95%    February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          1.29%(8) June 6, 2011                      June 30, 2012
      Class C Shares                           Contractual          1.65%(8) June 6, 2011                      June 30, 2012
      Class R Shares                           Contractual          1.20%    June 6, 2011                      June 30, 2012
      Class Y Shares                           Contractual          0.70%    February 12, 2010                 June 30, 2012
      Institutional Class Shares               Contractual          0.70%    February 12, 2010                 June 30, 2012

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                               CONTRACTUAL/     EXPENSE         EFFECTIVE DATE OF               EXPIRATION
FUND                                            VOLUNTARY     LIMITATION           CURRENT LIMIT                  DATE
--------------------------------------------   ------------   -----------    -------------------------------   ---------------
Invesco Energy Fund
      Class A Shares                           Contractual          2.00%    July 1, 2009                      August 31, 2012
      Class B Shares                           Contractual          2.75%    July 1, 2009                      August 31, 2012
      Class C Shares                           Contractual          2.75%    July 1, 2009                      August 31, 2012
      Class Y Shares                           Contractual          1.75%    July 1, 2009                      August 31, 2012
      Investor Class Shares                    Contractual          2.00%    July 1, 2009                      August 31, 2012
      Institutional Class Shares               Contractual          1.75%    July 1, 2009                      August 31, 2012

See page 14 for footnotes to Exhibit A.

                                                       as of January 1, 2012

                                               CONTRACTUAL/     EXPENSE            EFFECTIVE DATE OF             EXPIRATION
FUND                                            VOLUNTARY     LIMITATION             CURRENT LIMIT                  DATE
--------------------------------------------   ------------   -----------    -------------------------------   ---------------
Invesco Gold & Precious Metals Fund
      Class A Shares                           Contractual          2.00%    July 1, 2009                      August 31, 2012
      Class B Shares                           Contractual          2.75%    July 1, 2009                      August 31, 2012
      Class C Shares                           Contractual          2.75%    July 1, 2009                      August 31, 2012
      Class Y Shares                           Contractual          1.75%    July 1, 2009                      August 31, 2012
      Investor Class Shares                    Contractual          2.00%    July 1, 2009                      August 31, 2012
Invesco Leisure Fund
      Class A Shares                           Contractual          2.00%    July 1, 2009                      August 31, 2012
      Class B Shares                           Contractual          2.75%    July 1, 2009                      August 31, 2012
      Class C Shares                           Contractual          2.75%    July 1, 2009                      August 31, 2012
      Class R Shares                           Contractual          2.25%    July 1, 2009                      August 31, 2012
      Class Y Shares                           Contractual          1.75%    July 1, 2009                      August 31, 2012
      Investor Class Shares                    Contractual          2.00%    July 1, 2009                      August 31, 2012

Invesco Technology Fund
      Class A Shares                           Contractual          1.76%    May 23, 2011                      June 30, 2012
      Class B Shares                           Contractual          2.51%    May 23, 2011                      June 30, 2012
      Class C Shares                           Contractual          2.51%    May 23, 2011                      June 30, 2012
      Class Y Shares                           Contractual          1.51%    May 23, 2011                      June 30, 2012
      Investor Class Shares                    Contractual          1.76%    May 23, 2011                      June 30, 2012
      Institutional Class Shares               Contractual          1.51%    May 23, 2011                      June 30, 2012


Invesco Technology Sector Fund
      Class A Shares                           Contractual          2.00%    February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          2.75%    February 12, 2010                 June 30, 2012
      Class C Shares                           Contractual          2.75%    February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          1.75%    February 12, 2010                 June 30, 2012


Invesco U.S. Mid Cap Value Fund
      Class A Shares                           Contractual          1.27%    February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          2.02%    February 12, 2010                 June 30, 2012
      Class C Shares                           Contractual          2.02%    February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          1.02%    February 12, 2010                 June 30, 2012


Invesco Utilities Fund
      Class A Shares                           Contractual          1.32%    May 23, 2011                      June 30, 2013
      Class B Shares                           Contractual          2.07%    May 23, 2011                      June 30, 2013
      Class C Shares                           Contractual          2.07%    May 23, 2011                      June 30, 2013
      Class Y Shares                           Contractual          1.07%    May 23, 2011                      June 30, 2013
      Investor Class Shares                    Contractual          1.32%    May 23, 2011                      June 30, 2013
      Institutional Class Shares               Contractual          1.07%    May 23, 2011                      June 30, 2013
Invesco Van Kampen American
Value Fund
      Class A Shares                           Contractual          1.41%    February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          1.65%(8) May 23, 2011                      June 30, 2012
      Class C Shares                           Contractual          2.16%    February 12, 2010                 June 30, 2012
      Class R Shares                           Contractual          1.66%    February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          1.16%    February 12, 2010                 June 30, 2012
      Institutional Class Shares               Contractual          1.16%    February 12, 2010                 June 30, 2012
Invesco Van Kampen Comstock Fund
      Class A Shares                           Contractual          0.89%    February 12, 2010                 June 30, 2012
      Class B Shares                           Contractual          1.64%    February 12, 2010                 June 30, 2012
      Class C Shares                           Contractual          1.64%    February 12, 2010                 June 30, 2012
      Class R Shares                           Contractual          1.14%    February 12, 2010                 June 30, 2012
      Class Y Shares                           Contractual          0.64%    February 12, 2010                 June 30, 2012
      Institutional Class Shares               Contractual          0.64%    February 12, 2010                 June 30, 2012


See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012


                                   CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF      EXPIRATION
FUND                                VOLUNTARY     LIMITATION       CURRENT LIMIT           DATE
--------------------------------   -----------    -----------   -------------------    --------------
Invesco Van Kampen Mid Cap
Growth Fund
     Class  A  Shares              Contractual      1.40%        February 12, 2010     June 30, 2012
     Class  B  Shares              Contractual      2.15%        February 12, 2010     June 30, 2012
     Class  C  Shares              Contractual      2.15%        February 12, 2010     June 30, 2012
     Class  R  Shares              Contractual      1.65%        February 12, 2010     June 30, 2012
     Class  Y  Shares              Contractual      1.15%        February 12, 2010     June 30, 2012
     Institutional Class Shares    Contractual      1.15%        February 12, 2010     June 30, 2012

Invesco Van Kampen Small Cap
Value Fund
     Class  A  Shares              Contractual      1.03%          May 23, 2011        June 30, 2012
     Class  B  Shares              Contractual      1.40%(8)       May 23, 2011        June 30, 2012
     Class  C  Shares              Contractual      1.78%          May 23, 2011        June 30, 2012
     Class  Y  Shares              Contractual      0.78%          May 23, 2011        June 30, 2012

Van Kampen Value Opportunities
Fund
     Class  A  Shares              Contractual      1.41%        February 12, 2010     June 30, 2012
     Class  B  Shares              Contractual      2.16%        February 12, 2010     June 30, 2012
     Class  C  Shares              Contractual      2.16%        February 12, 2010     June 30, 2012
     Class  R  Shares              Contractual      1.66%          May 23, 2011        June 30, 2012
     Class Y Shares                Contractual      1.16%        February 12, 2010     June 30, 2012
     Institutional Class Shares    Contractual      1.16%          May 23, 2011        June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)


                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY      LIMITATION         CURRENT LIMIT        DATE
-------------------------------    ------------    -----------    -------------------   -------------

Invesco High Income
Municipal Fund
    Class A Shares                  Voluntary         0.85%          July 1, 2011           N/A(9)
    Class B Shares                  Voluntary         1.60%          July 1, 2011           N/A(9)
    Class C Shares                  Voluntary         1.60%          July 1, 2011           N/A(9)
    Class Y Shares                  Voluntary         0.60%          July 1, 2011           N/A(9)
    Institutional Class Shares      Voluntary         0.60%          July 1, 2011           N/A(9)

Invesco Van Kampen High Yield
Municipal Fund
    Class A Shares                  Contractual       0.87%        February 12, 2010    June 30, 2012
    Class B Shares                  Contractual       1.62%        February 12, 2010    June 30, 2012
    Class C Shares                  Contractual       1.62%        February 12, 2010    June 30, 2012
    Class Y Shares                  Contractual       0.62%        February 12, 2010    June 30, 2012

Invesco Van Kampen Intermediate
Term Municipal Income Fund
    Class A Shares                  Contractual       0.75%          June 6, 2011       June 30, 2013
    Class B Shares                  Contractual       1.50%          June 6, 2011       June 30, 2013
    Class C Shares                  Contractual       1.50%          June 6, 2011       June 30, 2013
    Class Y Sharest                 Contractual       0.50%          June 6, 2011       June 30, 2013
Invesco Van Kampen Municipal
Income Fund
    Class A Shares                  Contractual       0.83%          June 6, 2011       June 30, 2013
    Class B Shares                  Contractual       1.58%          June 6, 2011       June 30, 2013
    Class C Shares                  Contractual       1.58%          June 6, 2011       June 30, 2013
    Class Y Shares                  Contractual       0.58%          June 6, 2011       June 30, 2013
Invesco Van Kampen New York
Tax Free Income Fund
    Class A Shares                  Contractual       0.78%        February 12, 2010    June 30, 2012
    Class B Shares                  Contractual       1.53%        February 12, 2010    June 30, 2012
    Class C Shares                  Contractual       1.53%        February 12, 2010    June 30, 2012
    Class Y Shares                  Contractual       0.53%        February 12, 2010    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

------
(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) Following the reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) Following the reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) Following the reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) Following the reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(6) Following the reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd. 8 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                           as of January 1, 2012

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                        CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                     VOLUNTARY      LIMITATION      CURRENT LIMIT           DATE
---------------------------------       ------------    -----------  -------------------   -----------------
Government & Agency Portfolio
     Cash Management Class              Contractual       0.22%(2)      July 1, 2009       December 31, 2012
     Corporate Class                    Contractual       0.17%         July 1, 2009       December 31, 2012
     Institutional Class                Contractual       0.14%         July 1, 2009       December 31, 2012
     Personal Investment Class          Contractual       0.69%(2)      July 1, 2009       December 31, 2012
     Private Investment Class           Contractual       0.44%(2)      July 1, 2009       December 31, 2012
     Reserve Class                      Contractual       1.01%(2)      July 1, 2009       December 31, 2012
     Resource Class                     Contractual       0.30%(2)      July 1, 2009       December 31, 2012

Government TaxAdvantage Portfolio
     Cash Management Class              Contractual       0.22%(2)      July 1, 2009       December 31, 2012
     Corporate Class                    Contractual       0.17%         July 1, 2009       December 31, 2012
     Institutional Class                Contractual       0.14%         July 1, 2009       December 31, 2012
     Personal Investment Class          Contractual       0.69%(2)      July 1, 2009       December 31, 2012
     Private Investment Class           Contractual       0.39%(2)      July 1, 2009       December 31, 2012
     Reserve Class                      Contractual       1.01%(2)      July 1, 2009       December 31, 2012
     Resource Class                     Contractual       0.30%(2)      July 1, 2009       December 31, 2012

Liquid Assets Portfolio
     Cash Management Class              Contractual       0.22%(2)      July 1, 2009       December 31, 2012
     Corporate Class                    Contractual         0.17%       July 1, 2009       December 31, 2012
     Institutional Class                Contractual         0.14%       July 1, 2009       December 31, 2012
     Personal Investment Class          Contractual       0.69%(2)      July 1, 2009       December 31, 2012
     Private Investment Class           Contractual       0.44%(2)      July 1, 2009       December 31, 2012
     Reserve Class                      Contractual       1.01%(2)      July 1, 2009       December 31, 2012
     Resource Class                     Contractual         0.34%       July 1, 2009       December 31, 2012

STIC Prime Portfolio
     Cash Management Class              Contractual       0.22%(2)      July 1, 2009       December 31, 2012
     Corporate Class                    Contractual         0.17%       July 1, 2009       December 31, 2012
     Institutional Class                Contractual         0.14%       July 1, 2009       December 31, 2012
     Personal Investment Class          Contractual       0.69%(2)      July 1, 2009       December 31, 2012
     Private Investment Class           Contractual       0.44%(2)      July 1, 2009       December 31, 2012
     Reserve Class                      Contractual       1.01%(2)      July 1, 2009       December 31, 2012
     Resource Class                     Contractual       0.30%(2)      July 1, 2009       December 31, 2012

Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class              Contractual       0.33%(2)      July 1, 2009       December 31, 2012
     Corporate Class                    Contractual         0.28%       July 1, 2009       December 31, 2012
     Institutional Class                Contractual         0.25%       July 1, 2009       December 31, 2012
     Personal Investment Class          Contractual       0.80%(2)      July 1, 2009       December 31, 2012
     Private Investment Class           Contractual       0.50%(2)      July 1, 2009       December 31, 2012
     Reserve Class                      Contractual       1.12%(2)      July 1, 2009       December 31, 2012
     Resource Class                     Contractual       0.41%(2)      July 1, 2009       December 31, 2012

Treasury Portfolio
     Cash Management Class              Contractual       0.22%(2)      July 1, 2009       December 31, 2012
     Corporate Class                    Contractual         0.17%       July 1, 2009       December 31, 2012
     Institutional Class                Contractual         0.14%       July 1, 2009       December 31, 2012
     Personal Investment Class          Contractual       0.69%(2)      July 1, 2009       December 31, 2012
     Private Investment Class           Contractual       0.44%(2)      July 1, 2009       December 31, 2012
     Reserve Class                      Contractual       1.01%(2)      July 1, 2009       December 31, 2012
     Resource Class                     Contractual       0.30%(2)      July 1, 2009       December 31, 2012

------
(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of January 1, 2012

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)


                                                 CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION   CURRENT LIMIT         DATE
---------------------------------------------    ------------      -----------  -----------------  --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
     Series I Shares                             Contractual         0.62%      January 1, 2012    June 30, 2013
     Series II Shares                            Contractual         0.87%      January 1, 2012    June 30, 2013

Invesco V.I. Basic Value Fund
     Series I Shares                             Contractual         1.30%      January 1, 2005    April 30, 2013
     Series II Shares                            Contractual         1.45%      January 1, 2005    April 30, 2013

Invesco V.I. Capital Appreciation Fund
     Series I Shares                             Contractual         1.30%      January 1, 2005    April 30, 2013
     Series II Shares                            Contractual         1.45%      January 1, 2005    April 30, 2013

Invesco V.I. Capital Development Fund
     Series I Shares                             Contractual         1.30%      January 1, 2005    June 30, 2012
     Series II Shares                            Contractual         1.45%      January 1, 2005    June 30, 2012
Invesco V.I. Core Equity Fund
     Series I Shares                             Contractual         1.30%      January 1, 2005    April 30, 2013
     Series II Shares                            Contractual         1.45%      January 1, 2005    April 30, 2013

Invesco V.I. Diversified Income Fund
     Series I Shares                             Contractual         0.75%      July 1, 2005       April 30, 2013
     Series II Shares                            Contractual         1.00%      July 1, 2005       April 30, 2013

Invesco V.I. Dividend Growth Fund
      Series I Shares                            Contractual         0.77%      July 1, 2012       April 30, 2013
      Series I Shares                            Contractual         1.02%      July 1, 2012       April 30, 2013

Invesco V.I. Global Health Care Fund
     Series I Shares                             Contractual         1.30%      April 30, 2004     April 30, 2013
     Series II Shares                            Contractual         1.45%      April 30, 2004     April 30, 2013

Invesco V.I. Global Real Estate Fund
     Series I Shares                             Contractual         1.30%      April 30, 2004     April 30, 2013
     Series II Shares                            Contractual         1.45%      April 30, 2004     April 30, 2013

Invesco V.I. Government Securities Fund
     Series I Shares                             Contractual         0.70%      July 1, 2012       April 30, 2013
     Series II Shares                            Contractual         0.95%      July 1, 2012       April 30, 2013

------
1 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of January 1, 2012


                                                 CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                              VOLUNTARY      LIMITATION     CURRENT LIMIT            DATE
------------------------------------------       ------------   -----------   -----------------     --------------
Invesco V.I. High Yield Fund
     Series II Shares                             Contractual        0.80%     May 2, 2011          June 30, 2013
     Series II Shares                             Contractual        1.05%     May 2, 2011          June 30, 2013

Invesco V.I. High Yield Securities
Fund
     Series I Shares                              Contractual        1.75%     February 12, 2010    June 30, 2012
     Series II Shares                             Contractual        2.00%     February 12, 2010    June 30, 2012

Invesco V.I. International Growth
Fund
     Series I Shares                              Contractual        1.11%     May 2, 2011          June 30, 2012
     Series II Shares                             Contractual        1.36%     May 2, 2011          June 30, 2012

Invesco V.I. Leisure Fund
     Series I Shares                              Contractual        1.01%     April 30, 2004       April 30, 2013
     Series II Shares                             Contractual        1.26%     April 30, 2004       April 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                              Contractual        1.30%     September 10, 2001   April 30, 2013
     Series II Shares                             Contractual        1.45%     September 10, 2001   April 30, 2013

Invesco V.I. Money Market Fund
     Series I Shares                              Contractual        1.30%     January 1, 2005      April 30, 2013
     Series II Shares                             Contractual        1.45%     January 1, 2005      April 30, 2013

Invesco V.I. S&P 500 Index Fund
      Series I Shares                             Contractual        0.28%     February 12, 2010    June 30, 2012
     Series II Shares                             Contractual        0.53%     February 12, 2010    June 30, 2012

Invesco V.I. Select Dimensions Equally-
Weighted S&P 500 Fund
      Series I Shares                             Contractual        0.37%     February 12, 2010    June 30, 2012
     Series II Shares                             Contractual        0.62%     February 12, 2010    June 30, 2012

Invesco V.I. Small Cap Equity Fund
     Series I Shares                              Contractual        1.15%     July 1, 2005         April 30, 2013
     Series II Shares                             Contractual        1.40%     July 1, 2005         April 30, 2013

Invesco V.I. Technology Fund
     Series I Shares                              Contractual        1.30%     April 30, 2004       April 30, 2013
     Series II Shares                             Contractual        1.45%     April 30, 2004       April 30, 2013

Invesco V.I. Utilities Fund
     Series I Shares                              Contractual        0.93%     September 23, 2005   April 30, 2012
     Series II Shares                             Contractual        1.18%     September 23, 2005   April 30,2012

Invesco Van Kampen V.I. Capital
Growth Fund
     Series I Shares                              Contractual        0.94%     July 1, 2012         April 30, 2013


                                                           as of January 1, 2012


                                                CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY      LIMITATION     CURRENT LIMIT         DATE
------------------------------------------      ------------  -----------  -----------------  --------------
     Series II Shares                            Contractual    1.19%      July 1, 2012       April 30, 2013

Invesco Van Kampen V.I. Comstock Fund
     Series I Shares                             Contractual    0.72%      July 1, 2012       April 30, 2013
     Series II Shares                            Contractual    0.97%      July 1, 2012       April 30, 2013

Invesco Van Kampen V.I. Equity
and Income Fund
     Series I Shares                             Contractual    0.70%      February 12, 2010  June 30, 2012
     Series II Shares                            Contractual    0.75%(2)   February 12, 2010  June 30, 2012

Invesco Van Kampen V.I. Global
Value Equity Fund
     Series I Shares                            Contractual    0.94%       May 2, 2011        June 30, 2012
     Series II Shares                            Contractual    1.19%      May 2, 2011        June 30, 2012

Invesco Van Kampen V.I. Growth
and Income Fund
     Series I Shares                             Contractual    0.72%      July 1, 2012       April 30, 2013
     Series II Shares                            Contractual    0.97%      July 1, 2012       April 30, 2013

Invesco Van Kampen V.I. Mid Cap
Growth Fund
     Series I Shares                             Contractual    1.01%      February 12, 2010  June 30, 2012
     Series II Shares                            Contractual    1.26%      February 12, 2010  June 30, 2012

Invesco Van Kampen V.I. Mid Cap
Value Fund
     Series I Shares                             Contractual    1.18%      February 12, 2010  June 30, 2012
     Series II Shares                            Contractual    1.28%(2)   February 12, 2010  June 30, 2012

------
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                           as of January 1, 2012

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST


                                                   CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-------------------------------------------------  ------------  -----------   -----------------  -------------
Invesco California Insured Municipal Income Trust  Contractual     0.67%       June 1, 2010       June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                  CONTRACTUAL/    EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY     LIMITATION      CURRENT LIMIT          DATE
----------------------------------------------    ------------   -----------    -------------------    -------------
Invesco California Quality Municipal Securities    Contractual    0.70%          June 1, 2010          June 30, 2012


                   INVESCO HIGH YIELD INVESTMENTS FUND, INC.

                                               CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF         EXPIRATION
FUND                                             VOLUNTARY     LIMITATION         CURRENT LIMIT            DATE
---------------------------------------------  -------------   -----------     ------------------        ----------
Invesco High Yield Investments Fund, Inc.       Contractual   0.98%            June 1, 2010               June 30, 2012


                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES


                                                  CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF       EXPIRATION
FUND                                               VOLUNTARY      LIMITATION    CURRENT LIMIT           DATE
----------------------------------------------   -------------   ------------   -----------------       -------------
Invesco Insured California Municipal Securities   Contractual    0.70%          June 1, 2010            June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                         CONTRACTUAL/    EXPENSE          EFFECTIVE DATE OF            EXPIRATION
FUND                                      VOLUNTARY       LIMITATION         CURRENT LIMIT                  DATE
-------------------------------------    ------------  -----------       ------------------             ----------
Invesco Insured Municipal Bond Trust       Contractual  1.00%              June 1, 2010                  June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                       CONTRACTUAL/         EXPENSE        EFFECTIVE DATE OF           EXPIRATION
FUND                                     VOLUNTARY         LIMITATION       CURRENT LIMIT                 DATE
-------------------------------------   ------------       -----------     -----------------           -------------
Invesco Insured Municipal Income Trust  Contractual         0.64%           June 1, 2010                June 30, 2012


                      INVESCO INSURED MUNICIPAL SECURITIES

                                        CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF          EXPIRATION
FUND                                      VOLUNTARY    LIMITATION      CURRENT LIMIT                DATE
-------------------------------------   ------------  -----------  -------------------          -----------
Invesco Insured Municipal Securities     Contractual  0.54%        June 1, 2010                 June 30, 2012

                                                           as of January 1, 2012

                        INVESCO INSURED MUNICIPAL TRUST


                                   CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
------------------------------     ------------  -----------  -------------------   ----------
Invesco Insured Municipal Trust    Contractual    0.66%        June 1, 2010          June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                             CONTRACTUAL/    EXPENSE          EFFECTIVE DATE OF        EXPIRATION
FUND                                           VOLUNTARY    LIMITATION         CURRENT LIMIT               DATE
-------------------------------------------   ------------  -----------      -------------------       ---------
Invesco Municipal Income Opportunities Trust  Contractual   0.73%             June 1, 2010              June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                 CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
----------------------------------------------   ------------  -----------  ------------------    -------------
Invesco Municipal Income Opportunities Trust II  Contractual   0.73%        June 1, 2010          June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                  CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY    LIMITATION      CURRENT LIMIT        DATE
------------------------------------------------  -----------  ------------   ----------------      ----------
Invesco Municipal Income Opportunities Trust III  Contractual   0.84%        June 1, 2010           June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                           CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
-------------------------------------      ------------  -----------  ------------------  ----------
Invesco Municipal Premium Income Trust     Contractual   1.03%        June 1, 2010        June 30, 2012


                                               CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY    LIMITATION       CURRENT LIMIT        DATE
---------------------------------------------  ---------     --------     --------------------   -------------
Invesco New York Quality Municipal Securities  Contractual   0.80%        June 1, 2010           June 30, 2012

                           INVESCO PRIME INCOME TRUST

                            CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF      EXPIRATION
FUND                          VOLUNTARY    LIMITATION     CURRENT LIMIT              DATE
--------------------------  -----------    ----------   -------------------     ------------
Invesco Prime Income Trust   Contractual   1.32%        June 1, 2010            June 30, 2012

                                                           as of January 1, 2012

                     INVESCO QUALITY MUNICIPAL INCOME TRUST


                                        CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT            DATE
--------------------------------------  ------------  -----------   ------------------     -----------
Invesco Quality Municipal Income Trust  Contractual      0.70%       June 1, 2010          June 30, 2012


                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                           CONTRACTUAL/    EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
------------------------------------------  ------------  -----------    -------------------    -----------
Invesco Quality Municipal Investment Trust   Contractual     0.70%       June 1, 2010           June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                      CONTRACTUAL/   EXPENSE           EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY    LIMITATION         CURRENT LIMIT         DATE
------------------------------------  ------------  -----------        -----------------   -----------
Invesco Quality Municipal Securities   Contractual     0.66%           June 1, 2010        June 30, 2012

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(1)  The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

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